UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 17, 2014

Unilens Vision Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-17861 (Commission File Number)	27-2254517 (IRS Employer Identification No.)

10431 72nd Street North Largo, Florida (Address of Principal Executive Offices)	33777-1511 (Zip code)

Registrant’s telephone number, including area code:  (727) 544-2531

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.

Submission of Matters to a Vote of Security Holders.

Unilens Vision Inc. held its Annual Meeting of Stockholders on December 17, 2014. The Class I and Class II Board of Directors’ nominees set forth below were elected to hold office until the annual meetings of stockholders in 2017 and 2015 respectively and, until their successors are duly elected and qualified. Stockholders also ratified the appointment of Warren Averett, LLC as the Company’s independent auditors for the 2015 fiscal year.

The table below shows the voting results:

	For	Against	Withheld	Broker Non-Votes
Election of Directors
Class I
Adrian Lupien	546,317	0	9,703	768,865
Class II
Nicholas Bennett	546,317	0	9,703	768,865
Ratification of Appointment of Independent Auditor	1,318,068	461	6,356	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNILENS VISION INC. (Registrant)
Date: December 17, 2014	By /s/Leonard F. Barker Name: Leonard F. Barker Title: Chief Financial Officer

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